Commitments and contingencies	6 Months Ended
Sep. 30, 2022
Subclassifications of assets, liabilities and equities [abstract]
Commitments and contingencies
13. Commitments and contingencies

At 30 September 2022, there were commitments for future energy purchase agreements of £15,993 million (31 March 2022: £18,514 million) and future capital expenditure contracted but not provided for in relation to the acquisition of property, plant and equipment of £2,849 million (31 March 2022: £2,808 million), which includes continuing and discontinued operations.

We also have contingencies in the form of certain guarantees and letters of credit. These are described in further detail in note 30 to the Annual Report and Accounts for the year ended 31 March 2022.

Litigation and claims
Through the ordinary course of our operations, we are party to various litigation, claims and investigations. We do not expect the ultimate resolution of any proceedings to have a material adverse effect on our results of operations, cash flows or financial position.

Contingent assets
During the year, the Group continued to repair and rebuild the damage at the IFA1 converter station in Sellindge, Kent that was damaged by fire in September 2021. Concurrent with this, the Group has been in discussions with its insurers over the timing and amount of its insurance claims for property damage and business interruption. During the first half of this year, this resulted in an £80 million interim payment received from the insurers (see notes 3 and 4). As no final claim will be submitted until full restoration and return to service of the asset is achieved, it is not possible to reliably estimate the financial effects of any probable future insurance receipts.